UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  March 12, 2012

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Attached hereto and incorporated herein by reference as Exhibits 10.1, 10.2 and 10.3 are the award agreement forms for the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan (the “2010 Plan”) adopted by the Human Resources Committee of the Board of Directors of Helmerich & Payne, Inc. (the “Company”), with the approval of all independent Directors as a group.  The award agreement forms set forth the material terms of an award of shares of restricted stock and nonqualified stock options to officers, directors and employees of the Company.

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Helmerich & Payne, Inc. Annual Meeting of Stockholders held on March 7, 2012, the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) implement a declassification of the Board of Directors over a three-year period beginning with the election of the class of Directors known as the “First Class” for a one-year term at the Company’s 2013 Annual Meeting of Stockholders and (ii) provide that from and after the 2015 Annual Meeting of Stockholders, Directors may be removed by the stockholders with or without cause.  Attached hereto and incorporated herein by reference as Exhibit 3.1 is a complete copy of the Certificate of Incorporation as so amended through the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware on March 12, 2012.

The Board of Directors has also adopted amendments to Article III, Section 1 and Article III, Section 3 of the Amended and Restated By-Laws of the Company (the “By-laws”) in order to maintain consistency between the By-Laws and the Certificate of Incorporation, as amended.  These conforming amendments to the By-Laws became effective March 12, 2012. Attached hereto and incorporated herein by reference as Exhibit 3.2 is a complete copy of the Company’s By-Laws as so amended.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Helmerich & Payne, Inc.

3.2	Amended and Restated By-laws of Helmerich & Payne, Inc.

10.1	Form of Agreements for Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to certain executives: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.

10.2

Form of Agreements for the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to participants other than certain executives: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.

10.3	Form of Agreements for the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to Directors: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Executive Vice President

DATE: March 14, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Helmerich & Payne, Inc.

3.2	Amended and Restated By-laws of Helmerich & Payne, Inc.

10.1	Form of Agreements for Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to certain executives: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.

10.2

Form of Agreements for the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to participants other than certain executives: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.

10.3	Form of Agreements for the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan applicable to Directors: (i) Nonqualified Stock Option Award Agreement and (ii) Restricted Stock Award Agreement.